UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 11, 2013
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events	3
SIGNATURE	4

Item 8.01 Other Events.

On page 54 of the Company's 2013 Notice of Annual Meeting and Proxy Statement filed on April 5, 2013 (“Proxy Statement”), the Company addresses “Possible Accelerated Equity Vesting Due to Change in Control.”  The summary in the Proxy Statement incorrectly states that the terms of the RPSR equity awards provide for prorated payments when the Company is involved in certain types of change in control events, and the amounts included in the related tables also incorrectly assume prorated payments in such events.  Beginning with RPSRs awarded in 2011, RPSRs provide for full payment following these change in control events, instead of prorated payment.  Any such payments continue to be subject to a double trigger. While the Company filed form award certificates annually on Form 8-K in each of the relevant years that correctly reflected the payment provisions, the Company inadvertently failed to reflect in the Proxy Statement the change in prorata treatment.

This error has no impact to the amounts reported for Mr. Bush as he has advised the Board of Directors of the Company that he has elected to forgo any additional amounts that could have been paid to him as a result of the change from prorated payment to full payment for the 2011 and 2012 awards in the event of a change in control.

This error affects the amounts reported for two current named executive officers, Mr. Palmer and Ms. Mills, in the table on page 54 that provides the estimated value of accelerated equity vesting and/or payments if a change of control had occurred on December 31, 2012.  For those individuals, the corrected amounts in the RPSR and Total columns in the table are $2,400,982 higher for Mr. Palmer and $2,363,003 higher for Ms. Mills.  The corrected amounts for the potential long term incentive termination payments for Post-CIC Involuntary or Good Reason Termination for these individuals on pages 55 and 57 are similarly $2,400,983 and $2,363,003 higher than as originally set forth for Mr. Palmer and Ms. Mills, respectively.

The remaining two named executive officers - Mr. Pitts and Mr. Ervin - have retired from the Company.  The corrected amounts in the RPSR and Total columns on page 54 are $2,545,333 and $2,689,684 higher than as originally set forth for Mr. Pitts and Mr. Ervin, respectively.  The corrected amount for the potential termination payments for Post-CIC Involuntary or Good Reason Termination on pages 56 is $2,689,684 higher than as originally set forth for Mr. Ervin.

There are no changes to the disclosures with respect to RSRs or stock options.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: May 13, 2013

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